SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 28, 1995


                      CAROLCO PICTURES INC.

      (Exact name of registrant as specified in its charter)


          Delaware                1-9264               95-406437
        (State or other         (Commission         (I.R.S. Employer
jurisdiction of Incorporation) File Number)       Identification No.)


      8800 Sunset Boulevard, Los Angeles, California  90069
               (Address of principal executive offices)   (zip code)

Registrant's telephone number, including area code: (310) 859-8800


                               N/A
  (Former name or former address, if changed since last report)






                            Exhibit Index at page 5

Item 5.  Other Events.

    Carolco Pictures Inc. (the "Company"), certain of the Company's subsidiaries and Credit Lyonnais Bank Nederland N.V. ("CLBN") entered into a September 1995 Amendment to Revolving Credit Loan Agreement and Security Assignment dated as of September 28, 1995, pursuant to which CLBN agreed to extend the maturity date of the Company's credit facility with CLBN acting as agent and lender (the "Credit Facility") from September 29, 1995 to November 10, 1995. In conjunction with the extension, the Company paid $7,500,000 of the $14,000,000 principal amount then outstanding under the Credit Facility. In addition, as requested by CLBN, the Company and its subsidiary, Carolco International Inc., took certain additional actions to ensure that CLBN's security interests in its collateral are perfected, which actions included, among others, executing stock pledge agreements covering additional subsidiary stock.

    In addition, the Company announced on October 13, 1995, that it will not make the interest payments on its 11.5%/10% Reducing Rate Senior Notes due 2000 and on its 13%/12% Reducing Rate Senior Subordinated Notes due 1999 on the October 15 due back. A failure by the Company to make the interest payments on the notes within the 30 day grace period provided in the respective indentures governing the notes will constitute a default under such indentures.

    As previously stated in the Company's Form 10-Q for the quarterly period ended June 30, 1995, in order for it to continue to operate as a going concern, the Company is currently considering a plan to sell certain assets; identify and secure new equity investments and/or sources of financing; negotiate more advantageous distribution arrangements; and restructure its outstanding obligations either outside or within a Chapter 11 bankruptcy. If the Company is unable to successfully accomplish one or more of these options, or implement similar strategies, it will be unable to continue as a going concern.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

         Not applicable.

    (c)  Exhibits.

         The Exhibits listed below are filed as part of this Report.

         Exhibit No.                Description of Exhibit

         10.1                September 1995 Amendment to Revolving Credit
                             Loan Agreement and Security Assignment dated as of September 28, 1995 by and among Carolco International Inc., Carolco Pictures Inc., Anabasis B.V., Anabasis Investments N.V., Carolco do Brasil LTDA, Carolco Films International Limited,
                             Carolco Production Services Inc., Carolco Service Inc., International Production Services Inc. and Credit Lyonnais Bank Nederland N.V.

         99.1                Press Release dated October 2, 1995.

         99.2                Press Release dated October 13, 1995

                            SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CAROLCO PICTURES INC.


                             By: /s/ Karen A. Taylor
                                   Karen A. Taylor
                                   Senior Vice President and
                                   Acting Chief Financial Officer

Date: October 13, 1995

                          EXHIBIT INDEX

         Exhibit No.                Description of Exhibit

         10.1                September 1995 Amendment to Revolving Credit
                             Loan Agreement and Security Assignment dated as of September 28, 1995 by and among Carolco International Inc., Carolco Pictures Inc., Anabasis B.V., Anabasis Investments N.V., Carolco do Brasil LTDA, Carolco Films International Limited,
                             Carolco Production Services Inc., Carolco Service Inc., International Production Services Inc. and Credit Lyonnais Bank Nederland N.V.

         99.1                Press Release dated October 2, 1995.

         99.2                Press Release dated October 13, 1995.